SIGNIFICANT ACCOUNTING POLICIES (Details 3) - Magic [Member]		12 Months Ended
		Dec. 31, 2014	Dec. 31, 2013
Contractual term of up to		10 years	10 years
Expected volatility - Minimum		32.00%	32.00%
Expected volatility - Maximum		59.00%	59.00%
Dividend yield		0.00%	0.00%
Risk-free interest rate - Minimum	[1]	0.10%	0.10%
Risk-free interest rate - Maximum	[1]	2.60%	2.60%
Suboptimal exercise multiple (employees)	[2]	0.00%	2.00%
Suboptimal exercise multiple (executives)	[2]	2.00%	2.00%

[1]	The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options.
[2]	The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. This factor is estimated based on employees' historical option exercise behavior.